UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2015

COLONIAL FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34817	90-0183739
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2745 S. Delsea Drive, Vineland, New Jersey	08360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 205-0058

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As we previously disclosed, a Complaint seeking class action status was filed against the Company and the members of its Board of Directors (along with Cape Bancorp, Inc. and the respective banks) in connection with the merger, alleging various breaches of duty and inadequate disclosure claims. An Amended Complaint was filed on or about December 23, 2014. After counsel for Colonial and counsel for Plaintiff conferred, and effective January 28, 2015, the Amended Complaint (and thus the lawsuit) was voluntarily dismissed without prejudice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLONIAL FINANCIAL SERVICES, INC.
DATE: January 28, 2015	By:	/s/ Edward J. Geletka
Edward J. Geletka
President and Chief Executive Officer